UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 1, 2023

Canterbury Park Holding Corporation
(Exact name of registrant as specified in its charter)

Minnesota
(State or Other Jurisdiction of Incorporation)

001-37858	47-5349765
(Commission File Number)	(IRS Employer Identification No.)

1100 Canterbury Road, Shakopee, Minnesota	55379
(Address of Principal Executive Offices)	(Zip Code)

(952) 445-7223
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act

Title of Each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value, $.01 per share	CPHC	Nasdaq

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.   Submission of Matters to a Vote of Security Holders.

On June 1, 2023, Canterbury Park Holding Corporation (the “Company”) held its 2023 Annual Meeting of Shareholders at 1100 Canterbury Road, Shakopee, Minnesota 55379. At the close of business on April 6, 2023, the record date for the Annual Meeting, a total of 4,902,604 shares of Common Stock, par value $0.01 per share (the “Common Stock”), of the Company were outstanding. At the Annual Meeting, 4,301,017 shares, or approximately 87.7% of the outstanding shares of Common Stock, were represented by proxy or in person. Shares were voted at the Annual Meeting on the matters submitted to a vote of the shareholders as follows:

Proposal 1 — To elect seven directors of the Company to hold office until the next Annual Meeting of Shareholders or until their respective successors have been elected and qualified.

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
Peter Ahn	3,049,509	2,128	2,891	1,246,489
Maureen H. Bausch	3,037,574	16,379	575	1,246,489
Mark Chronister	3,052,787	758	983	1,246,489
John S. Himle	3,037,527	16,926	75	1,246,489
Carin J. Offerman	3,037,024	17,429	75	1,246,489
Randall D. Sampson	3,052,001	2,353	174	1,246,489
Damon E. Schramm	3,051,609	1,936	983	1,246,489

Proposal 2 — To ratify and approve the appointment of Wipfli LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.

FOR	AGAINST	ABSTAIN
4,293,930	5,926	1,161

As a result, the shareholders (i) elected each nominee as a director of the Company and (ii) ratified the appointment of Wipfli LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023, as described in the Company’s proxy statement for the 2023 Annual Meeting of Shareholders.

Item 8.01.   Other Events.

Board Committees

On March 15, 2023, the Governance Committee of the Board recommended certain changes in the composition of the standing committees of the Board. On June 1, 2023, after the Company’s 2023 Annual Meeting of Shareholders, the Board appointed the independent, non-employee directors named below to the following Board committees:

Audit Committee	Compensation Committee	Governance Committee

Mark Chronister (Chair)	Carin J. Offerman (Chair)	John S. Himle (Chair)

Peter W. Ahn	Maureen H. Bausch	Peter W. Ahn

John S. Himle	Mark Chronister	Maureen H. Bausch

Carin J. Offerman	Damon E. Schramm	Damon E. Schramm

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CANTERBURY PARK HOLDING CORPORATION

Dated: June 6, 2023	By:	/s/ Randall D. Sampson
Randall D. Sampson
President and Chief Executive Officer